STRATEGIC MUNICIPAL BOND FUND, INC.
Letter to Shareholders
Dear Shareholder:
      We are pleased to provide you with this report the performance for the Dreyfus Strategic Municipal Bond Fund, Inc. for the six-month reporting period ended May 31, 1998. Your Fund produced a total return including share price changes and dividend income generated of 3.80%.* During the reporting period, the Fund produced income dividends exempt from Federal personal income taxes of $0.314 per share.** This is equivalent to a Federally tax-free annualized distribution rate per share of 6.48%.***
Economic Review
      In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products, which resulted in a marked rise in business inventories; that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. Dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the direction of Federal Reserve Board (the "Fed") monetary policy.
      The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation and the continued economic instability in Russia have contributed to the Fed's status quo policy in monetary matters since the Fed is concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge each other for the use of Federal Funds.)
      Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector, giving retailers some of their best months in a decade. In the early years of the current eight-year economic expansion, the retail portion of our economy at times had lagged since consumers feared job insecurity and a resurgence of inflation. The buoyant stock market, low unemployment rate and absence of inflation, however, encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car and truck sales are at ten-year highs.
      Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months, wages rose 4.4% while the Consumer Price Index increased but 1.4%. The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Federal Reserve. The wage rate increase of 4.4% (above), compared to 3.7% and 3.1% in the two previous years, illustrates the upward creep of wages.
      Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate balance that now prevails in our economy might be disturbed.

Market Environment
      The market environment for bonds has been very constructive. During the last six months, yields on long-term, high-grade tax-exempt bonds have declined marginally, while U.S. Treasury bond yields fell by over one-quarter of a percent. Certainly, it has been the uncertain impact of the Asian financial crisis that has kept the Fed from pushing rates higher despite strong domestic economic data. Spurred by the drop in rates, the issuance of new municipal securities surged during the last several months. In fact, the volume of new issuance in 1997 rose 20% over the previous year, marking it as one of the most prolific years of issuance in history. So far, 1998 is on course to eclipse last year's pace; through May, volume is up 50% from the previous year.
      We believe that it is still too early to draw any conclusions regarding how much the Asian crisis will influence the U.S. economy. Until a clearer picture emerges from Asia, we believe investors will continue to find fixed-income investments attractive. The still strong and expanding economy would normally be a cause for concern to inflation watchers. However, it is generally believed that the Fed will refrain from taking any interest rate actions that could exacerbate the Asian situation. We share this view. While the most recent economic and employment data have been indicative of a strengthening economy, inflation remains quiescent.
      The fixed-income markets have now weathered the period of seasonal price weakness that results from large debt issuance. Traditionally, as summer approaches, the pressure from too much new-issue supply begins to abate. Given this fact and the reasons cited above, we believe that the current environment supports an outlook for steady monetary policy and well-anchored interest rates. As long as inflation growth remains low, we don't anticipate the Fed reacting to strong employment and economic data by raising rates. Instead, we believe that the events in Asia, Russia and other emerging countries will be more influential.
Portfolio Overview
      As discussed in previous communications to shareholders, while the Fund seeks to maximize Federally tax-exempt income, investment opportunities to enhance the Fund's tax-exempt income have been limited. Quality spreads (the yield differential between higher- and lower-quality bonds) continue to narrow. While there are many possible reasons, the factor most cited is the rising percentage of newly-issued bonds which carry the highest grade rating
(AAA). Today, over half of all new municipal bond issues come to market as insured. The dearth of higher yielding bonds, coupled with strong investor demand, has driven quality spreads to new lows.
      Further impacting our attempt to add incremental income has been a large decline in interest rates over the past few years. Many of the portfolio securities that were purchased in a higher interest rate environment are now being called by their issuers and replaced with lower-coupon debt. Due principally to the lower interest rate environment, it was necessary to reduce the distributed dividend earlier this year. In spite of this modest adjustment, Dreyfus Strategic Municipal Bond Fund, Inc. generated a current tax-free yield of 6.32%, based on the closing stock price, as of the end of the reporting period.

      Looking forward, our focus will continue to be on securities meeting our investment criteria. The municipal market has not made any significant moves in recent weeks. We believe that it is likely that this condition could persist going forward until a clearer picture of the Asian impact emerges. In the meantime, we continue to mine for those investment opportunities that meet our investment criteria.
                                  Very truly yours,



                                 [Richard J. Moynihan signature logo]
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
June 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.
** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
Statement of Investments                                                                               May 31, 1998 (Unaudited)
Long-Term Municipal Investments-99.8%
                                                                                                   Principal
                                                                                                    Amount         Value
                                                                                                 _____________  _____________
Alabama-.7%
Alabama Industrial Development Authority, SWDR
  (Pine City Fiber Co.) 6.45%, 12/1/2023....................................                      $  3,000,000  $   3,258,540
Arkansas-.5%
Saline County, HR, Refunding, Improvement
  7.875%, 9/1/2019 (Prerefunded 9/1/1999) (a)...............................                         2,000,000      2,135,560
Arizona-1.1%
Apache County Industrial Development Authority, PCR, Refunding
  (Tuscon Electric Power Co.) 5.85%, 3/1/2028...............................                         5,000,000      5,046,350
Colorado-1.3%
Colorado Health Facilities Authority, Revenue
  (American Housing Foundation 1 Inc. Project) 10.25%, 12/1/2020............                         5,700,000      5,566,278
Connecticut-.9%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
  6%, 11/15/2027............................................................                         4,000,000      4,183,280
Delaware-1.5%
Delaware Health Facilities Authority, Revenue,
  Refunding (Beebe Medical Center Project) 6.80%, 6/1/2024..................                         5,905,000      6,509,200
District of Columbia-1.8%
Metropolitan Washington Airports Authority, Special Facilities Revenue
  (Caterair International Corp.) 10.125%, 9/1/2011..........................                         7,720,000      8,045,938
Florida-5.7%
Florida Board of Education, Capital Outlay 8.757%, 6/1/2019 (b,c)...........                         15,000,000    17,400,000
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.70%, 2/15/2015 (d)....................................................                         5,000,000      4,000,000
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022 (d).....................................................                         5,000,000      3,950,000
Georgia-2.8%
Private Colleges and Universities Facilities Authority, Revenue,
  Refunding (Clark Atlanta University Project)
  8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)................................                         10,245,000    12,361,412
Illinois-9.2%
Chicago-O'Hare International Airport, Special Facility Revenue
  Refunding (Delta Airlines Project) 6.45%, 5/1/2018........................                         2,790,000      2,955,224
  (United Airlines Inc. Project):
    8.20%, 5/1/2018.........................................................                         6,930,000      7,355,918
    8.40%, 5/1/2018.........................................................                         6,350,000      6,742,621

Dreyfus Strategic Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                     May 31, 1998 (Unaudited)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount         Value
                                                                                                 _____________  _____________
Illinois (continued)
Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facilities Acquisition Program)
    6.05%, 7/1/2019.........................................................                     $   5,290,000  $   5,525,987
    8.50%, 9/1/2010.........................................................                         1,710,000      1,834,043
    8.50%, 9/1/2010 (Prerefunded 9/1/2000) (a)..............................                         3,290,000      3,661,441
Illinois Health Facilities Authority, Revenue
  (Ravenswood Hospital Medical Center Project) 8.25%, 11/1/2010.............                        11,800,000     12,588,830
Indiana-3.7%
Burns Harbor Industrial Solid Waste Disposal Facilities, Revenue
  (Bethlehem Steel Corp. Project) 8%, 4/1/2024..............................                         6,000,000      6,828,840
Indianapolis Airport Authority, Special Facility Revenue
  (United Airlines Inc. Project) 6.50%, 11/15/2031..........................                         8,750,000      9,525,337
Kentucky-2.2%
Kenton County Airport Board, Airport Revenue
  (Special Facilities-Delta Airlines Project) 6.125%, 2/1/2022..............                         5,000,000      5,123,000
Morgantown Health Care Facility, Revenue (Southern Health Care System
Project)
  10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)...............................        .                4,100,000      4,617,297
Louisiana-5.7%
Lake Charles Harbor and Terminal, District Port Facilities Revenue,
  Refunding (Trunkline LNG Co. Project) 7.75%, 8/15/2022....................                         15,000,000    17,191,500
Parish of De Soto, Environmental Improvement Revenue,
  Refunding (International Paper Co. Project) 6.55%, 4/1/2019...............                         2,900,000      3,211,228
West Feliciana Parish, PCR (Gulf States) 5.80%, 12/1/2015...................                         5,000,000      5,059,850
Maryland-2.2%
Baltimore County, PCR,
  Refunding (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015.................                         5,000,000      5,606,450
Maryland Industrial Development Financing Authority, EDR
  (Medical Waste Associates Limited Partnership) 8.75%, 11/15/2010..........                         4,255,000      4,352,439
Massachusetts-4.9%
Massachusetts Health and Educational Facilities Authority, Revenue
   Refunding (Beth Israel Hospital Issue) 8.268%, 7/1/2025 (Insured; AMBAC) (b)                      3,250,000      3,684,687
Massachusetts Housing Finance Agency, Residential Housing Revenue
  8.40%, 8/1/2021...........................................................                         3,415,000      3,496,618
Massachusetts Industrial Finance Agency, Revenue (Sturdy Memorial Hospital)
  7.90%, 6/1/2009...........................................................                         4,700,000      4,948,630
Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt
Project)
  10%, 3/1/2026.............................................................                         7,000,000      7,843,850

Dreyfus Strategic Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                     May 31, 1998 (Unaudited)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount         Value
                                                                                                 _____________  _____________
Massachusetts (continued)
Pittsfield, SWDR (Vicon Recovery Associates Project) 7.95%, 11/1/2004.......                     $   1,745,000  $   1,814,922
Michigan-2.4%
Michigan Hospital Finance Authority, HR,
  Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.......                         5,000,000      6,270,900
Michigan Strategic Fund, SWDR,
  Refunding (Genesee Power Station Project) 7.50%, 1/1/2021.................                         4,000,000      4,351,880
Minnesota-1.1%
Washington County Housing and Redevelopment Authority,
  Governmental Housing Revenue (Woodland Park Apartments) 9.75%, 5/1/2020...                         5,035,000      4,783,250
Mississippi-2.4%
Claiborne County, PCR (Middle South Energy Inc.) 9.875%, 12/1/2014..........                        10,000,000     10,544,400
Missouri-1.6%
Jackson County Industrial Development Authority, Health Facilities Revenue
  (Carondelet Health Corp. Project) 9%, 7/1/2020............................                         6,735,000      7,174,189
New Hampshire-1.4%
New Hampshire Business Finance Authority, PCR, Refunding (Public Service Co.)
  6%, 5/1/2021..............................................................                         6,000,000      6,113,220
New Jersey-1.4%
New Jersey Economic Development Authority, First Mortgage Revenue
  (The Evergreens) 9.25%, 10/1/2022.........................................                         5,000,000      6,050,700
New Mexico-.6%
New Mexico Mortgage Finance Authority, SFMR 7.80%, 3/1/2021.................                         2,535,000      2,637,997
New York-5.2%
New York City,
  8%, 8/15/2018 (Prerefunded 8/15/2001) (a).................................                         1,485,000      1,683,025
New York City Industrial Development Agency, Civic Facility Revenue
  (YMCA of Greater New York Project) 8%, 8/1/2016 (Prerefunded 8/1/2001) (a)                         3,000,000      3,391,920
New York State Dormitory Authority, Revenue,
  Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014...........                         6,000,000      7,000,560
New York State Mortgage Agency, Revenue:
  8.10%, 10/1/2017..........................................................                         8,495,000      8,677,558
  Homeowner Mortgage, 6.05%, 4/1/2026.......................................                         1,995,000      2,126,610
North Carolina-1.4%
Halifax County Industrial Facilities and Pollution Control Financing
Authority, SWDR
  (Champion International Project) 8.15%, 11/1/2019.........................                         1,000,000      1,065,300

Dreyfus Strategic Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                     May 31, 1998 (Unaudited)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount         Value
                                                                                                 _____________  _____________
North Carolina (continued)
Haywood County Industrial Facilities and Pollution Control Financing Authority, SWDR
  (Champion International Project) 8.10%, 11/1/2009.........................                     $   4,820,000  $   5,128,046
  (Champion International Project) 8.10%, 11/1/2009 (Prerefunded 11/1/1999) (a)    .                   180,000        193,774
Pennsylvania-9.6%
Beaver County Industrial Development Authority, PCR,
  Refunding (Cleveland Electric Project) 7.625%, 5/1/2025...................                         8,800,000     10,050,568
Langhorne Manor Borough Higher Education and Health Authority, Revenue
  (Woods Schools) 8.75%, 11/15/2014 (Prerefunded 11/15/1999) (a)............                         5,000,000      5,443,800
Lehigh County General Purpose Authority, Revenue (Wiley House)
  8.75%, 11/1/2014..........................................................                        11,000,000     11,492,030
Montgomery County Higher Education and Health Authority, Revenue:
  (Northwestern Corp.) 8.50%, 6/1/2016......................................                         4,390,000      4,689,749
  (Retirement Community-G.D.L. Farms)
    9.50%, 1/1/2020 (Prerefunded 1/1/2000) (a)..............................                         5,500,000      6,058,745
Pennsylvania Economic Development Financing Authority, RRR
  (Northhampton Generating Project) 6.60%, 1/1/2019.........................                         4,200,000      4,502,484
Pennsylvania Housing Finance Agency, Multi-Family Development Revenue
  8.25%, 12/15/2019.........................................................                           299,000        313,164
Rhode Island-1.8
Rhode Island Health and Educational Building Corp., Revenue,
  Refunding, Hospital Financing (Landmark Medical Center)
  8.125%, 7/1/2019 (Prerefunded 7/1/1999) (a)...............................                         7,520,000      8,009,778
Tennessee-1.5%
Maury County Health and Educational Facilities Board, Health Care Facilities
Revenue
  (Southern Health Care-Heritage) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)                        6,025,000      6,784,090
Texas-12.4%
Georgetown Hospital Authority, HR, Refunding, Improvement and First Mortgage
  8.625%, 7/1/2015 (Prerefunded 7/1/1999) (a)...............................                         6,705,000      7,169,589
Houston Airport System, Special Facilities Revenue,
  Airport Improvement (Continental Airlines) 6.125%, 7/15/2017..............                         2,875,000      3,022,373
Mesquite Health Facilities Development Corp., Revenue (Christian Care Centers
Inc.)
  9.375%, 3/1/2020 (Prerefunded 3/1/2000) (a)...............................                        11,540,000     12,889,834
Texas Department of Housing and Community Affairs,
  Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024...........                        13,700,000     15,324,135
Texas Health Facilities Development Corp., HR (All Saints Episcopal
Hospitals)
  7.80%, 8/15/2021 (Prerefunded 8/15/1999) (a)..............................                         3,000,000      3,194,460

Dreyfus Strategic Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                     May 31, 1998 (Unaudited)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount         Value
                                                                                                 _____________  _____________
Texas (continued)
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation Project):
  8.625%, 9/1/2001..........................................................                     $   1,190,000  $   1,262,959
  8.875%, 9/1/2011 (Prerefunded 9/1/2001) (a)...............................                         5,100,000      5,912,889
Tyler Health Facilities Development Corp., HR, Refunding
  (East Texas Medical Center Regional Health Care System Project)
  6.75%, 11/1/2025..........................................................                         5,850,000      6,288,516
Utah-2.5%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (d).                        10,000,000      6,002,000
Tooele County, Hazardous Waste Treatment Revenue (Union Pacific Project)
  5.70%, 11/1/2026..........................................................                         5,000,000      5,065,950
Vermont-.5%
Vermont Housing Finance Agency, Home Mortgage Purchase 8.10%, 6/1/2022......                         2,130,000      2,197,564
Virginia-6.0%
Fairfax County Water Authority, Revenue 7.14%, 4/1/2029 (b,c)...............                         4,000,000      4,195,000
Henrico County Industrial Development Authority, Revenue
  (Bon Secours Health Care System Project) 7.873%, 8/23/2027 (b)............                         7,500,000      9,525,000
Virginia Housing Development Authority, MFHR
  7.05%, 5/1/2018...........................................................                        12,000,000     12,845,880
Wisconsin-2.7%
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
  8.635%, 7/1/2025 (b,c)....................................................                        10,600,000     11,752,750
Wyoming-1.1%
Sweetwater County, SWDR (FMC Corp. Project):
  7%, 6/1/2024..............................................................                         2,200,000      2,454,892
  6.90%, 9/1/2024...........................................................                         2,000,000      2,236,300
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $422,361,044).......................................................                                    $ 442,303,098
                                                                                                                _____________
                                                                                                                _____________
Short-Term Municipal Investments-.2%
Wyoming;
Lincoln County, PCR, VRDN (Exxon Project) 4.05% (e)
  (cost $1,100,000).........................................................                     $   1,100,000  $   1,100,000
                                                                                                                _____________
                                                                                                                _____________
TOTAL INVESTMENTS-100.0%
  (cost$423,461,044)........................................................                                    $ 443,403,098
                                                                                                                _____________
                                                                                                                _____________

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
Summary of Abbreviations
AMBAC      American Municipal Bond Assurance Corporation         PCR     Pollution Control Revenue
EDR        Economic Development Revenue                          RRR     Resources Recovery Revenue
HR         Hospital Revenue                                      SFMR    Single Family Mortgage Revenue
IDR        Industrial Development Revenue                        SWDR    Solid Waste Disposal Revenue
MFHR       Multi-Family Housing Revenue                          VRDN    Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)
Fitch (f)              or          Moody's             or         Standard & Poor's          Percentage of Value
______                             ________                       ________________            _________________
AAA                                Aaa                            AAA                               14.1%
AA                                 Aa                             AA                                12.5
A                                  A                              A                                  7.0
BBB                                Baa                            BBB                               26.2
BB                                 Ba                             BB                                 6.5
B                                  B                              B                                  1.1
F1                                 MIG1, VMIG1, P1                SP1, A1                             .2
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                     32.4
                                                                                                 _______
                                                                                                   100.0%
                                                                                                 _______
                                                                                                 _______
Notes to Statement of Investments:
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Inverse floater security-the interest rate is subject to change periodically.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1998, these securities amounted to $33,347,750 or 7.4% of net assets.
(d) Non-income producing security, interest payments in default.
(e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(f) Fitch currently provides creditworthiness information for a limited number of investments.
(g) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(h) At May 31, 1998, the Fund had $142,353,351 (31.5% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
Statement of Assets and Liabilities
May 31, 1998 (Unaudited)
                                                                                              Cost           Value
                                                                                        ___________________________________
ASSETS:                          Investments in securities-See Statement of In                 $423,461,044      $443,403,098
                                 Interest receivable........................                                         8,068,195
                                 Prepaid expenses and other assets..........                                         221,490
                                                                                                                 ____________
                                                                                                                  451,692,783
                                                                                                                 ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       286,589
                                 Cash overdraft due to Custodian............                                           42,402
                                 Accrued expenses...........................                                          109,738
                                                                                                                 ____________
                                                                                                                      438,729
                                                                                                                 ____________
NET ASSETS..................................................................                                     $451,254,054
                                                                                                                 ____________
                                                                                                                 ____________
REPRESENTED BY:                  Paid-in capital............................                                     $442,964,394
                                 Accumulated undistributed investment income-net                                    2,306,770
                                 Accumulated net realized gains (loss) on investments                             (13,959,164)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                              19,942,054
                                                                                                                 ____________
NET ASSETS..................................................................                                     $451,254,054
                                                                                                                 ____________
                                                                                                                 ____________
SHARES OUTSTANDING
(110 million shares of $.001 par value Common Stock authorized).............                                       47,266,143
NET ASSET VALUE per share...................................................                                            $9.55
                                                                                                                       ______
                                                                                                                       ______
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
Statement of Operations                                                                  Six Months Ended May 31, 1998 (Unaudited)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $15,915,890
EXPENSES:                        Investment advisory fee-Note 3(a)..........                   $  1,123,475
                                 Administration fee-Note 3(a)...............                         561,737
                                 Shareholders' reports......................                         41,273
                                 Professional fees..........................                         22,432
                                 Shareholder servicing costs................                         18,711
                                 Directors' fees and expenses-Note 3(b).....                         17,979
                                 Registration fees..........................                         10,935
                                 Custodian fees.............................                            408
                                 Miscellaneous..............................                         14,557
                                                                                               ____________
                                       Total Expenses.......................                                        1,811,507
                                                                                                                 ____________
INVESTMENT INCOME-NET.......................................................                                       14,104,383
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $    158,887
                                 Net unrealized appreciation (depreciation)
                                     on investments.........................                      2,972,966
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        3,131,853
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $17,236,236
                                                                                                                 ____________
                                                                                                                 ____________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
Statement of Changes in Net Assets
                                                                                          Six Months Ended
                                                                                            May 31, 1998        Year Ended
                                                                                            (Unaudited)      November 30, 1997
                                                                                          ________________   _________________
OPERATIONS:
    Investment income-net...............................................                     $  14,104,383   $      28,832,146
    Net realized gain (loss) on investments.............................                           158,887             161,700
    Net unrealized appreciation (depreciation) on investments...........                         2,972,966            (698,707)
                                                                                          ________________   _________________
      Net Increase (Decrease) in Net Assets Resulting from Operations...                        17,236,236          28,295,139
                                                                                          ________________   _________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................                       (14,805,298)        (30,573,584)
                                                                                          ________________   _________________
CAPITAL STOCK TRANSACTIONS:
    Dividends reinvested-Note 1(c)......................................                          2,670,914          7,749,563
                                                                                          ________________   _________________
      Total Increase (Decrease) in Net Assets...........................                         5,101,852           5,471,118
NET ASSETS:
    Beginning of Period.................................................                       446,152,202         440,681,084
                                                                                          ________________   _________________
    End of Period.......................................................                      $451,254,054        $446,152,202
                                                                                          ________________   _________________
                                                                                          ________________   _________________
Undistributed investment income-net.....................................                  $      2,306,770   $       3,007,685
                                                                                          ________________   _________________
                                                                                               Shares             Shares
                                                                                          ________________   _________________
CAPITAL SHARE TRANSACTIONS:
    Increase in Shares Outstanding as a Result of Dividends Reinvested..                        270,836            799,653
                                                                                          ________________   _________________
                                                                                          ________________   _________________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
Financial Highlights
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements and market price data for the Fund's shares.

                                                     Six Months Ended
                                                       May 31, 1998                 Year Ended November 30,
                                                                              _____________________________________________
PER SHADATA:                                           (Unaudited)       1997       1996       1995       1994        1993
                                                        __________      ______     ______     ______     ______      ______
    Net asset value, beginning of period..               $  9.49        $ 9.54     $ 9.60     $ 8.68     $ 9.93      $ 9.78
                                                         _______        ______     ______     ______     ______      ______
    Investment operations:
    Investment income-net.................                   .30           .62        .64        .66        .65         .70
    Net realized and unrealized gain (loss)
      on investments......................                   .07          (.01)      (.08)       .90      (1.16)        .17
                                                         _______        ______     ______     ______     ______      ______
    Total from Investment Operations......                   .37           .61        .56       1.56       (.51)        .87
                                                         _______        ______     ______     ______     ______      ______
    Distributions:
    Dividends from net investment income-net                (.31)         (.66)      (.62)      (.64)      (.67)       (.68)
    Dividends from net realized gains on investments          .-            .-         .-         .-         .-        (.04)
    Dividends in excess of net realized gains
      on investments......................                    .-            .-         .-         .-       (.07)         .-
                                                         _______        ______     ______     ______     ______      ______
    Total Distributions...................                  (.31)         (.66)      (.62)      (.64)      (.74)       (.72)
                                                         _______        ______     ______     ______     ______      ______
    Net asset value, end of period........               $  9.55        $ 9.49     $ 9.54     $ 9.60     $ 8.68      $  9.93
                                                         _______        ______     ______     ______     ______      ______
                                                         _______        ______     ______     ______     ______      ______
    Market value, end of period...........              $9 11\16       $10 5\8     $9 3\4     $9 1\4     $8 5\8     $10 1\4
                                                        ________        ______     ______     ______     ______      ______
                                                        ________        ______     ______     ______     ______      ______
TOTAL INVESTMENT RETURN(1)................                (11.75%)(2)   16.60%     12.61%     15.12%     (8.97%)      7.37%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .81%(2)       .81%       .82%       .84%       .86%        .85%
    Ratio of net investment income
      to average net assets...............                  6.28%(2)      6.55%      6.82%      7.12%      6.94%       7.05%
    Portfolio Turnover Rate...............                  4.61%(3)      2.95%     13.47%     13.19%     10.96%      13.87%
    Net assets, end of period (000's Omitted)           $451,254      $446,152   $440,681   $439,192   $396,316    $447,691
(1)  Calculated based on market value.
(2)  Annualized.
(3)  Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1-Significant Accounting Policies:
    Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the Fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser and administrator. Boston Safe Deposit and Trust Company ("Custodian") acts as the Fund's custodian. The Custodian is an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Dreyfus is a direct subsidiary of Mellon Bank, N.A. First Data Investor Services Group, Inc. ("FDIS"), a subsidiary of First Data Corporation ("FDC"), serves as the Fund's transfer agent, dividend-paying agent, registrar and plan agent.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles and may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Dreyfus Strategic Municipal Bond Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the Fund at 95% of the market value. If the market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.
    On May 29, 1998, the Board of Directors declared a cash dividend of $.051 per share from investment income-net, payable on June 26, 1998 to shareholders of record as of the close of business on June 12, 1998.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $14,118,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1997. If not applied, $4,805,000 of the carryover expires in fiscal 2002 and $9,313,000 expires in fiscal 2003.
NOTE 2-Bank Line of Credit:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds in effect at the time of borrowings. During the period ended May 31, 1998, the Fund did not borrow under the line of credit.
NOTE 3-Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:
    (a) The fee payable by the Fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50 of 1% of the value of the Fund's average weekly net assets. The fee payable by the Fund, pursuant to the provisions of an Administration Agreement with Dreyfus, is payable monthly based on an annual rate of .25 of 1% of the value of the Fund's average weekly net assets.

Dreyfus Strategic Municipal Bond Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
    (b) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 4-Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1998 amounted to $24,985,000 and $20,311,250, respectively.
    At May 31, 1998, accumulated net unrealized appreciation on investments was $19,942,054, consisting of $33,928,976 gross unrealized appreciation and $13,986,922 gross unrealized depreciation.
    At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
Proxy Results (Unaudited)
    Stockholders voted on the following proposals presented at the annual stockholders' meeting held on May 15, 1998. The description of each proposal and the number of shares voted are as follows:

                                                                                               For              Authority Withheld
                                                                                        __________________      __________________
1.To elect two Class II Directors:*
    Ehud Houminer.................................................                              43,430,599                 947,316
    Robin A. Smith................................................                              43,418,776                 959,139

                                                                                          For           Against        Abstained
                                                                                   _______________    _____________   ____________

2.To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund................                                     43,742,552          297,949        607,414
*  The terms of these Class II Directors expire in 2001.

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Smith
John E. Zuccotti
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Treasurer
    Michael S. Petrucelli
Vice President and Assistant Treasurer
    Douglas C. Conroy
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Richard W. Ingram
Portfolio Managers
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    Samuel J. Weinstock
    Monica S. Wieboldt

Investment Adviser
and Administrator
The Dreyfus Corporation
Custodian
Boston Safe Deposit and Trust Company
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend-Paying Agent,
Registrar and Plan Agent
First Data Investor Services Group, Inc.
Stock Exchange Listing
NYSE Symbol: DSM
Initial SEC Effective Date
11/22/89

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond
Funds" every Monday; Wall Street
Journal, Mutual Funds section under
the heading "Closed-End Bond Funds"
every Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds-National Municipal Bond
Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.



Dreyfus Strategic Municipal Bond Fund, Inc.
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108
TRANSFER AGENT,
DIVIDEND PAYING AGENT,
REGISTRAR AND PLAN AGENT
First Data Investor Services Group, Inc.
One Exchange Place
Boston, MA 02109









Printed in U.S.A.                            852SA985
Strategic
Municipal
Bond Fund, Inc.
Semi-Annual Report
May 31, 1998
[Registration Mark]
[Dreyfus lion/2hres logo]